UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2018 (May 6, 2018)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 19, 2018, Tyler Best stepped down as Executive Vice President and Chief Information Officer of Hertz Global Holdings, Inc. (the “Company”) and The Hertz Corporation (“Hertz” and, together with the Company, the “Companies”), effective as of such date.

In connection with Mr. Best’s departure, Mr. Best and the Companies entered into a separation and general release agreement (the “Separation Agreement”), dated as of May 6, 2018.  Pursuant to the Separation Agreement, Mr. Best will be eligible to receive compensation and benefits generally consistent with those payable upon a termination without cause under the Hertz Global Holdings, Inc. Severance Plan for Senior Executives (the "Severance Plan"), including (a) a severance payment of $1,290,000, payable in equal installments over the 18-month period following his termination of employment, (b) eligibility for a prorated annual bonus in respect of 2018, the actual amount of which will be determined by the Compensation Committee of the Board of Directors based on actual performance for 2018, and (c) continued health and welfare insurance benefits for the 18-month period following his termination of employment.

In consideration for the promises and payments made by the Companies under the Separation Agreement, Mr. Best has agreed to a general release of claims in favor of the Companies and their affiliates.  Mr. Best also reaffirmed his commitment to be bound by the restrictive covenants concerning noncompetition and nonsolicitation of employees and clients contained in the Severance Plan.

The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. The following exhibit is filed as part of this report:

Exhibit	Description

10.1	Separation Agreement, dated as of May 6, 2018, by and among Tyler Best, Hertz Global Holdings, Inc. and The Hertz Corporation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Richard J. Frecker
Name:	Richard J. Frecker
Title:	Executive Vice President, General Counsel and Secretary
Date:  May 9, 2018